Exhibit 99.2

August 13, 2018 Expands Presence in New Mexico

2 Forward Looking Statements This presentation contains forward - looking statements regarding BayCom Corp . (“BayCom”) and the proposed merger with Bethlehem Financial Corporation (“BFC”) that are intended to be covered by the safe harbor for “forward - looking statements” as defined in the Private Securities Litigation Reform Act of 1995 . Statements about the expected timing, completion, the combined company after the closing of the transaction, effects of the proposed merger and all other statements in this communication other than historical facts constitute forward - looking statements . Investors and security holders are cautioned not to place undue reliance on any forward - looking statements, which speak only as of the date such statements are made . These statements may relate to future financial performance, strategic plans or objectives, revenues or earnings projections, or other financial information . By their nature, these statements are subject to numerous uncertainties that could cause actual results to differ materially from those anticipated in the statements . In addition to factors disclosed in the BayCom's SEC reports, important factors that could cause actual results to differ materially from the results anticipated or projected include, but are not limited to, the following : expected revenues, cost savings, synergies and other benefits from the proposed merger of BayCom and BFC might not be realized within the expected time frames or at all and costs or difficulties relating to integration matters, including but not limited to customer and employee retention, might be greater than expected ; the requisite regulatory approvals for the proposed merger of BayCom and BFC may be delayed or may not be obtained (or may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the proposed merger) ; the requisite approval of BFC shareholders may be delayed or may not be obtained, the other closing conditions to the merger may be delayed or may not be obtained, or the merger agreement may be terminated ; business disruption may occur following or in connection with the proposed merger of BayCom and BFC ; BayCom 's or BFC's businesses may experience disruptions due to transaction - related uncertainty or other factors making it more difficult to maintain relationships with employees, customers, other business partners or governmental entities ; the possibility that the proposed merger is more expensive to complete than anticipated, including as a result of unexpected factors or events ; and the diversion of managements' attention from ongoing business operations and opportunities as a result of the proposed merger or otherwise . Additional factors which could affect the forward - looking statements can be found in the cautionary language included under the headings “Risk Factors” and “Cautionary Note Regarding Forward - Looking Statements” in the Company’s prospectus filed with the SEC pursuant to Rule 424 (b) of the Securities Act on May 4 , 2018 and other documents subsequently filed by BayCom with the SEC which are available online at www . sec . gov . Consequently, no forward - looking statement can be guaranteed . Neither BayCom nor BFC undertakes any obligation to update or revise any forward - looking statements, whether as a result of new information, future events or otherwise . Annualized, pro forma, projected and estimated numbers are used for illustrative purposes only, are not forecasts and may not reflect actual results . This document may be deemed to be solicitation material in respect of the proposed merger of BFC with and into BayCom . BFC intends to send its shareholders a proxy statement regarding the proposed merger . Before making any voting or investment decision, investors and security holders of BFC are urged to carefully read the entire proxy statement, when it becomes available, because it will contain important information about the proposed transaction .

Corporate Overview – MyBank

Overview

Bethlehem Financial Corporation is the bank holding company for MyBank. MyBank was founded in Belen, New Mexico in July 1992 as The Bank of Belen, and has served Valencia County and outlying areas since that time. MyBank is one of central New Mexico's largest locally-owned banks. MyBank offers everything the big banks offer while remaining dedicated to its mission of building relationships through exceptional personalized service and commitment to its community.

Financial Highlights[1]

- Balance Sheet:
  - Assets: $ 156.8 million
  - Loans: $79.4 million
  - Deposits: $136.2 million
- Capital Ratios:
  - TE/TA: 11.97%
  - Leverage Ratio: 12.36%
  - Total Risk-Based Capital Ratio: 22.13%
- Asset Quality:
  - NPAs/Assets (ex. TDRs): 1.40%
  - Reserves/Loans: 2.63%
- Profitability:
  - ROAA: 0.90%
  - ROAE: 7.57%
  - Net interest margin: 4.32%

Branch Map


MyBank Locations
BCML Location
Rio Rancho
Albuquerque
Edgewood
Isleta Indian Reservation
Los Lunas
Belen
Estancia
Mountainair
Sevilleta National Wildlife Refuge

Map excludes BCML locations in California and Washington

1) Bank level financial data for last twelve months ended June 30, 2018
Source: S&P Global Market Intelligence

BAYCOM CORP
3
MyBank

4 Transaction Rationale Strategically Compelling Financially Attractive Low Risk □ Comprehensive due diligence process completed □ BCML has a successful track record completing and integrating mergers and acquisitions □ Extends BCML’s New Mexico footprint □ Small tuck - in, low risk acquisition to augment existing branch in Albuquerque, NM □ Complimentary business mix – including significant Owner - Occupied CRE portfolio □ Adding low - cost, core deposits continues to improve BayCom’s overall deposit mix □ 100% cash structure improves performance metrics and leverages capital raised in recent IPO □ Immediate and meaningful accretion to earnings (before merger costs) – in the mid - teens range □ Potential to achieve significant cost savings □ Modest tangible book value dilution; payback approximately 3 years □ Robust internal rate of return – greater than 20% □ Pricing multiples compare favorably with other recent transactions for banks similar in size and geography to MyBank

5 Transaction Terms Aggregate Deal Value 1 Termination Fee Anticipated Closing □ December 2018 □ $23.5 million □ Price/2018 Est. EPS: 17.0x □ Price/2019 Est. EPS after cost saves: 7.5x Purchase Price Consideration Mix P/TBV Required Approvals □ $62.00 per share □ 100% cash □ $1.5 million □ Customary regulatory approvals and Bethlehem shareholder approval 1) Based on 379,404 common shares of Bethlehem outstanding P/E □ 146.2%

6 Key Transaction Assumptions Estimated Cost Savings Capital Contingency: □ 40% □ Identified, but not modeled Purchase Accounting Marks Core Deposit Intangible Revenue Synergies: □ $1.6 million gross loan mark □ $0.8 million OREO mark □ 3.36% on non - maturity deposits □ None

Pro Forma Loan Portfolio

BCML



Consr & Other 2.9%
C&D 3.7%
HELOC 0.8%
C&I 11.9%
1-4 Fam 8.4%
Multifam 12.6%
OwnOcc CRE 26.4%
Other CRE 33.4%

Loan Type	Composition ($000)	% of Total
Constr & Dev	33,388	3.7%
1-4 Family Residential	76,620	8.4%
Home Equity	6,871	0.8%
Owner - Occ CRE	240,894	26.4%
Other CRE	305,321	33.4%
Multifamily	115,585	12.6%
Commercial & Industrial	108,969	11.9%
Consr & Other	26,172	2.9%
Total Loans	$913,397	100.0%

MRQ Yield on Loans: 5.34%

MyBank



Consr & Other 6.2%
C&I 2.1%
Multifam 4.9%
C&D 15.1%
Other CRE 14.8%
1-4 Fam 17.1%
OwnOcc CRE 32.3%
HELOC 7.4%

Loan Type	Composition ($000)	% of Total
Constr & Dev	12,027	15.1%
1-4 Family Residential	13,580	17.1%
Home Equity	5,894	7.4%
Owner - Occ CRE	25,651	32.3%
Other CRE	11,713	14.8%
Multifamily	3,909	4.9%
Commercial & Industrial	1,680	2.1%
Consr & Other	4,937	6.2%
Total Loans	$79,391	100.0%

MRQ Yield on Loans: 6.57%

Pro Forma



Consr & Other 3.1%
C&D 4.6%
C&I 11.1%
1-4 Fam 9.1%
HELOC 1.3%
Multifam 12.0%
OwnOcc CRE 26.8%
Other CRE 31.9%

Loan Type	Composition ($000)	% of Total
Constr & Dev	45,415	4.6%
1-4 Family Residential	90,200	9.1%
Home Equity	12,765	1.3%
Owner - Occ CRE	266,545	26.8%
Other CRE	317,034	31.9%
Multifamily	119,494	12.0%
Commercial & Industrial	110,649	11.1%
Consr & Other	31,109	3.1%
Total Loans	$993,211	100.0%

MRQ Yield on Loans: 5.44%

As of June 30, 2018
Bank level regulatory data shown; does not include purchase accounting adjustments
Source: Regulatory call reports, S&P Global Market Intelligence

BAYCOM CORP 7 MyBank

Pro Forma Deposit Composition

BCML



Time Deposits <$100k 2.2%
Time Deposits >$100k 16.2%
MMDA & Sav 38.2%
Non Int. Bearing 28.9%
NOW Accts 14.6%

Deposit Type	Composition ($000)	% of Total
Non Interest Bearing	346,166	28.9%
NOW & Other Trans	174,958	14.6%
MMDA & Sav	457,620	38.2%
Time Deposits < $100k	26,835	2.2%
Time Deposits > $100k	193,745	16.2%
Total Deposits	$1,199,324	100.0%

MRQ Cost of Deposits: 0.38%
Loans / Deposits: 76.16%

MyBank



MMDA & Sav 34.1%
Time Deposits < $100k 11.3%
NOW Accts 19.4%
Non Int. Bearing 28.6%
Time Deposits > $100k 6.7%

Deposit Type	Composition ($000)	% of Total
Non Interest Bearing	38,961	28.6%
NOW & Other Trans	26,389	19.4%
MMDA & Sav	46,422	34.1%
Time Deposits < $100k	15,343	11.3%
Time Deposits > $100k	9,147	6.7%
Total Deposits	$136,262	100.0%

MRQ Cost of Deposits: 0.14%
Loans / Deposits: 58.26%

Pro Forma



Time Deposits < $100k 3.2%
Time Deposits > $100k 15.2%
MMDA & Sav 37.7%
Non Int. Bearing 28.8%
NOW Accts 15.1%

Deposit Type	Composition ($000)	% of Total
Non Interest Bearing	385,127	28.8%
NOW & Other Trans	201,347	15.1%
MMDA & Sav	504,042	37.7%
Time Deposits < $100k	42,178	3.2%
Time Deposits > $100k	202,892	15.2%
Total Deposits	$1,335,586	100.0%

MRQ Cost of Deposits: 0.36%
Loans / Deposits: 74.37%

As of June 30, 2018
Bank level regulatory data shown; does not include purchase accounting adjustments
Source: Regulatory call reports, S&P Global Market Intelligence

BAYCOM CORP
8
MyBank

9 As of June 30, 2017 Source : S&P Global Market Intelligence, Claritas Pro Forma Deposit Market Share and Demographic Overview Pro Forma Deposit Market Share Demographic Overview Large Employers and Universities Albuquerque MSA □ Largest city in New Mexico □ Population: 914,476 □ Projected Population Growth (2018 - 2023): 1.58% □ Median Household Income: 52,487 □ Projected Household Income Growth (2018 - 2023): 6.63% □ June 2018 Unemployment Rate: 4.9% Albuquerque MSA 2017 # Total Total Of Deposits Market Rank Institution (ST) Branches In Market Share (%) 1 Wells Fargo & Co. (CA) 32 5,245,065 37.11 2 Bank of America Corp. (NC) 16 2,962,227 20.96 3 BOK Financial Corp. (OK) 16 1,433,772 10.14 4 BNP Paribas 19 1,168,473 8.27 5 U.S. Bancorp (MN) 17 979,749 6.93 6 Heartland Financial USA Inc. (IA) 9 680,868 4.82 7 BBVA 12 501,863 3.55 8 FirstSun Capital Bancorp (CO) 3 266,023 1.88 Pro Forma Company 6 173,067 1.22 9 Bethlehem Financial Corp (NM) 5 141,983 1.00 10 Las Vegas Bancorp. Inc. (NM) 1 141,810 1.00 17 BayCom Corp (CA) 1 31,084 0.22 Total For Institutions In Market 153 14,135,162